UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 1, 2015
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FMC CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-2376	94-0479804
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1735 Market Street Philadelphia, Pennsylvania		19103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 215-299-6000
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
On April 1, 2015, FMC Corporation (“FMC”) announced the completion of the sale of its FMC Alkali Chemicals division for approximately $1.64 billion in cash subject to a customary post-closing adjustment in respect of working capital to a wholly owned subsidiary of Tronox Limited (the "Sale").
Attached as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated herein by this reference, is a copy of FMC's press release dated April 1, 2015, announcing the completion of the Sale.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On April 1, 2015, effective upon the consummation of the Sale, Edward T. Flynn ceased serving as an officer of FMC.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(b) Pro Forma Financial Information.

Attached as Exhibit 99.2 to this Current Report on Form 8-K is certain unaudited pro forma consolidated financial information of FMC. The unaudited pro forma consolidated financial information of FMC was derived from FMC's historical consolidated financial statements and is presented to give effect to the disposition of FMC Alkali Chemicals division.

(d) Exhibits.

Exhibit
Number        Description
99.1         Press Release of FMC dated April 1, 2015
99.2        Pro forma consolidated financial information of FMC (Unaudited)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION (Registrant)

By:	/S/ PAUL W. GRAVES
Paul W. Graves Executive Vice President and Chief Financial Officer
Date: April 1, 2015

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release of FMC dated April 1, 2015

99.2	Pro forma consolidated financial information of FMC (Unaudited)